UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

Emerald Expositions Events, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 7.01 Regulation FD.

On August 21, 2019, Emerald Expositions Events, Inc.’s (“Emerald” or the “Company”) Outdoor Retailer brand issued a press release to the outdoor industry announcing that the Company has decided to combine its Outdoor Retailer Winter Market trade show, planned for November 5-7, 2019, with its Outdoor Retailer Snow Show, which stages January 29-31, 2020.

Commenting on the decision, Sally Shankland, President & Chief Executive Officer of Emerald Expositions, noted, “It is critical that we are always listening to the customers and communities we support. In this case, the desire to return to a single, large Winter show has been overwhelming, and so that is what we have decided to do.”

Ms. Shankland added, “We currently anticipate our 2019 performance will still fall within the guidance ranges set out in our second quarter earnings release, issued on August 1, 2019. For 2020 and beyond, we believe a single winter-season show will be more successful and valuable to the outdoor industry and equally profitable for Emerald versus staging two winter-season shows. We estimate non-recurring costs in 2019 of $1 – 3 million associated with this decision.”

The press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

This 8-K disclosure contains certain forward-looking statements, including assumptions about expected financial performance, including profitability and costs. These statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. These statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the Company’s control that may cause its business, industry, strategy, financing activities or actual results to differ materially. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1

Press Release issued by Emerald Expositions Events, Inc.’s Outdoor Retailer brand, dated August 21, 2019,   announcing the consolidation of the 2019 Outdoor Retailer Winter Market trade show with and into the 2020 Outdoor Retailer Snow Show.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2019		EMERALD EXPOSITIONS EVENTS, INC.

	By:	/s/ David Gosling
David Gosling
Senior Vice President, General Counsel and Secretary